UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 5, 2011

Warwick Valley Telephone Company
(Exact name of registrant as specified in its charter)

New York	0-11174	14-1160510
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

47 Main Street, Warwick, New York	10990
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	845-986-8080

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Warwick Valley Telephone Company (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K filed on August 9, 2011 (the “Original Form 8-K”) to amend and restate Item 9.01 in its entirety and to include the financial statements and pro forma financial information required by Item 9.01 in connection with the acquisition of substantially all of the assets and assumption of certain liabilities of Alteva, LLC by Warwick Valley Networks, Inc., a wholly-owned subsidiary of the Company, as described in Item 2.01 of the Original 8-K.  No other changes to the Original Form 8-K have been made hereby.

Item 9.01                   Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

Audited financial statements of Alteva, LLC as of and for the year ended December 31, 2010 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A.

Unaudited interim condensed combined financial statements of Alteva, LLC as of June 30, 2011 and for the six months ended June 30, 2011 and June 30, 2010, respectively, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated in their entirety herein by reference.

(b)  Pro Forma Financial Information.

Unaudited pro forma condensed combined financial information of Warwick Valley Telephone Company as of June 30, 2011, for the year ended December 31, 2010 and for the six months ended June 30, 2011, after giving effect to the acquisition of Alteva, LLC, is attached as Exhibit 99.3 to this Current  Report on Form 8-K/A.

(d)  Exhibits.

23.1	Consent of WithumSmith+Brown, PC, Independent Auditors of Alteva, LLC.
99.1	Audited financial statements of Alteva, LLC as of and for the year ended December 31, 2010 and report thereon.
99.2	Unaudited interim condensed financial statements of Alteva, LLC as of June 30, 2011 and for the six months ended June 30, 2011 and June 30, 2010.
99.3
Unaudited pro forma condensed combined statements of operations for the year ended December 31, 2010 and for the six months ended June 30, 2011 and unaudited pro forma condensed combined balance sheet as of June 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Warwick Valley Telephone Company

Dated: October 21, 2011	By:	/s/ Duane W. Albro
Duane W. Albro
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.

23.1	Consent of WithumSmith+Brown, PC, Independent Auditors of Alteva, LLC.
99.1	Audited financial statements of Alteva, LLC as of and for the year ended December 31, 2010 and report thereon.
99.2	Unaudited interim condensed financial statements of Alteva, LLC as of June 30, 2011 and for the six months ended June 30, 2011 and June 30, 2010.
99.3
Unaudited pro forma condensed combined statements of operations for the year ended December 31, 2010 and for the six months ended June 30, 2011 and unaudited pro forma condensed combined balance sheet as of June 30, 2011.